SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 6, 2010
(Date of earliest event reported): December 3, 2010

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

On December 3, 2010, Heartland Financial USA, Inc. completed a private debt offering of its Senior Notes. The notes were sold in a private placement to various accredited investors. A total of $24.5 million was issued in five private transactions beginning on October 25, 2010, and ending on December 3, 2010. The Senior Notes are unsecured, bear interest at 5% per annum payable quarterly, and mature on December 1, 2015.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration or an applicable exemption from registration under the foregoing laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2010

HEARTLAND FINANCIAL USA, INC.

By:	/s/ John K. Schmidt
Executive Vice President, COO & CFO